THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                      VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)
                    (Hereinafter called the "CEDING COMPANY")
                              Boston, Massachusetts

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                     (Hereinafter called the "REINSURER")
                                Hamilton, Bermuda


Manufacturers Life and ACE Tempest Re GMIB                                     1

                               TABLE OF CONTENTS

                                                        ARTICLE   PAGE
                                                        -------   ----
Access to Records                                           IX     14
Arbitration                                                XIV     17
Automatic Provisions                                        IV      9
Currency                                                    XI     15
Definitions                                                  I      3
Effective Date, Term, and Termination                      III      7
Hold Harmless                                              XVI     18
Insolvency                                                 XII     15
Litigation                                                VIII     13
Miscellaneous                                             XVII     19
Negotiation                                               XIII     16
Notices                                                  XVIII     20
Offset                                                      XV     18
Parties to the Agreement                                    II      6
Premium Accounting                                           V     10
Reinsurance Claim Settlement                                VI     11
Reserves                                                   VII     12
Unintentional Errors, Misunderstandings, or Omissions        X     15

                                   SCHEDULES


A     Description of Guaranteed Minimum Income Benefits (GMIBs)
B-1   Contracts Subject to this Reinsurance Agreement
B-2   Investment Funds Subject to this Reinsurance Agreement
C-1   Limits and Rules of the CEDING COMPANY
C-2   Limits and Rules of the REINSURER
D     MONTHLY RE PREMIUM RATES by CONTRACT TYPE & GMIB TYPE
E-1   DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE
E-2   FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE
F     REINSURANCE Share of Risk by CONTRACT TYPE & GMIB TYPE
G     CEDING COMPANY Reporting Format and Data Requirements
H     Surplus Position of the REINSURER
I     Calculation of ADJUSTED GMIB CLAIM


Manufacturers Life and ACE Tempest Re GMIB                                     2

ARTICLE I - DEFINITIONS

A. DURATION OF AGREEMENT:

EFFECTIVE DATE means July 1,2002

BUSINESS DAY means any day that securities are traded on the New York Stock Exchange

MONTHLY VALUATION DATE means the last BUSINESS DAY of each month

REINSURANCE TERM means for each ACTIVE CONTRACT, 25 years measured from the MONTHLY VALUATION DATE following each ACTIVE CONTRACT's inclusion in this Agreement, according to Article IV, paragraph A, B, C, or G as applicable.

TERMINATION DATE means the end of REINSURANCE TERM for the last contract accepted under this Agreement

B. CONTRACT DEFINITIONS:

VARIABLE ANNUITY CONTRACT means a written annuity contract issued by the CEDING COMPANY to a contract owner in accordance with which CEDING COMPANY agrees to provide specified benefits in accordance with specified terms and conditions.

ACTIVE CONTRACT means a VARIABLE ANNUITY CONTRACT that remains in effect and has not been terminated due to death, lapse, surrender or some other valid contingency and has not been annuitized and has elected the optional rider benefit shown in Schedules A and B-1.

RETAIL ANNUITY PREMIUMS means contributions made to the VARIABLE ANNUITY CONTRACT on behalf of the contract owner, commonly referred to as purchase payments, premiums, or deposits.

CONTRACT TYPE means one of the VARIABLE ANNUITY CONTRACT forms specified in Schedule B-1.

GMIB TYPE means one of the Guaranteed Minimum Income Benefits specified in Schedules A and B-1, applicable to VARIABLE ANNUITY CONTRACTS.

GMIB EXERCISE means an annuitization of an ACTIVE CONTRACT, where the monthly income is determined in accordance with a GMIB TYPE.


Manufacturers Life and ACE Tempest Re GMIB                                     3

C. REINSURANCE PREMIUM DEFINITIONS:

REINSURED ACCOUNT VALUE means for each ACTIVE CONTRACT, the sum of the invested assets in the investment funds shown in Schedule B-2 as it appears in the records of CEDING COMPANY, times the REINSURER's quota share of risk, as shown in Schedule F.

REINSURED GMIB INCOME BASE means for each ACTIVE CONTRACT, the contractually determined Guaranteed Income Base value, subject to the CONTRACT TYPE and GMIB TYPE, times the REINSURER's quota share of risk, as shown in Schedule F.

MONTHLY INCOME BASE means the sum of the REINSURED GMIB INCOME BASE, calculated on each MONTHLY VALUATION DATE, for each CONTRACT TYPE and GMIB TYPE.

REINSURANCE PREMIUM RATE means the numerical value provided in Schedule D, for each CONTRACT TYPE and GMIB TYPE.

MONTHLY REINSURANCE PREMIUM means the sum, for all CONTRACT TYPES and GMIB TYPES, of the REINSURANCE PREMIUM RATE times the MONTHLY INCOME BASE calculated on each MONTHLY VALUATION DATE.

REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE.

REMITTANCE DATE means the last BUSINESS DAY of the month following the REINSURANCE PREMIUM DUE DATE


Manufacturers Life and ACE Tempest Re GMIB                                     4

D. REINSURANCE CLAIM DEFINITIONS:

ADJUSTED GMIB CLAIM means for each ACTIVE CONTRACT that terminates through a GMIB EXERCISE, a calculated value in accordance with the formula provided in
Schedule 1.

REIMBURSEMENT DATE means the last BUSINESS DAY of the calendar month following the month that the REINSURER receives a request for claim reimbursement from the CEDING COMPANY.

AGGREGATE GMIB CLAIM means the sum of all ADJUSTED GMIB CLAIMS calculated on each MONTHLY VALUATION DATE.

FORMULA CLAIM LIMIT RATE means a value provided in Schedule E-2 for each CONTRACT TYPE and GMIB TYPE combination.

FORMULA CLAIM LIMIT means the FORMULA CLAIM LIMIT RATE times the MONTHLY INCOME BASE for each CONTRACT TYPE and GMIB TYPE. The FORMULA CLAIM LIMIT is calculated on each ACTIVE CONTRACT's first 120 MONTHLY VALUATION DATES.

AGGREGATE FORMULA CLAIM LIMIT means the sum of the FORMULA CLAIM LIMITS for all CONTRACT TYPEs and GMIB TYPEs through the current MONTHLY VALUATION DATE.

DOLLAR CLAIM LIMIT RATE means a value provided in Schedule E-1 for each CONTRACT TYPE and GMIB TYPE combination.

AGGREGATE DOLLAR CLAIM LIMIT means the sum of the DOLLAR CLAIM LIMIT RATE times the total RETAIL ANNUITY PREMIUMS attributable to each CONTRACT TYPE and GMIB TYPE combination, times the quota share percentage in Schedule F, as calculated on the current MONTHLY VALUATION DATE.


Manufacturers Life and ACE Tempest Re GMIB                                     5

ARTICLE II - PARTIES TO THE AGREEMENT

This Agreement shall be binding upon, and shall inure solely to the benefit of, the CEDING COMPANY and the REINSURER. This Agreement shall not and is not intended to create any legal relationship between the REINSURER and any third party, including without limitation, annuitants, contract owners, certificate owners, beneficiaries, applicants or assignees under any ACTIVE CONTRACT.


Manufacturers Life and ACE Tempest Re GMIB                                     6

ARTICLE III - EFFECTIVE DATE, TERM AND TERMINATION

A. The Agreement covers VARIABLE ANNUITY CONTRACTs issued by the CEDING COMPANY that:

     (i)  are among the CONTRACT TYPES identified by form in Schedule B-1;

     (ii) have accounts invested in the investment funds listed in Schedule B-2;

     (iii) are issued on and after the EFFECTIVE DATE and prior to the date this Agreement terminates;

     (iv) are issued within the limits and rules described in Schedule C-1;

     (v) are in compliance with all of the other terms and provisions of this Agreement; and

     (vi) are ACTIVE CONTRACTS.

B. This Agreement will terminate for new ACTIVE CONTRACTS issued by the CEDING COMPANY on the earlier of (i) December 31, 2004 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, paragraph 4.

C. This Agreement will terminate with respect to each ACTIVE CONTRACT subject to it, as of the last date of the REINSURANCE TERM for each ACTIVE CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:

          1. The REINSURER's standard and Poor's Rating is reduced to a "BBB" or lower. The REINSURER must report any adverse change in A.M. Best Rating to the CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY enabled by such rating reduction shall be deemed withdrawn if REINSURER's Standard and Poor's Rating is restored to a level higher than "BBB" during the 90 day notice period;

          2. An order is entered appointing a receiver, conservator or trustee for management of the REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of the REINSURER;

          3. The REINSURER's U.S. GAAP surplus position is reduced to 70% or less of its U.S. GAAP surplus position as of December 31, 2001. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER's surplus position as of December 31, 2001 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY enabled by such surplus reduction shall be deemed withdrawn if REINSURER's U.S. GAAP surplus position is restored to a level higher than 70% of its U.S. GAAP surplus position as of December 31, 2001 during the 90 day notice period.


Manufacturers Life and ACE Tempest Re GMIB                                     7

E. The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance notice to the CEDING COMPANY after the occurrence of any of the following:

          1. The CEDING COMPANY fails to provide timely submissions of data in accordance with Schedule G, provided that the REINSURER's notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER's notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER's notice of termination is given, provides to the REINSURER all data submissions then in arrears.

          2. The CEDING COMPANY fails to pay a premium due on or before the REMITTANCE DATE. In the event that a premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default and interest in accordance with Article III, paragraph F are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect and the notice of termination deemed withdrawn. If premium remains in default as of the close of the last day of the ninety (90) day notice period, the REINSURER'S liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

F. Except as otherwise provided herein, upon termination of this Agreement for existing business, REINSURER shall have no reinsurance liability with respect to any VARIABLE ANNUITY CONTRACT. Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all unpaid ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date this Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge from the REMITTANCE DATE until the date paid. The daily interest rate is equal to [*] times the sum of (1) [*], and
     (2) [*].


Manufacturers Life and ACE Tempest Re GMIB                                     8

ARTICLE IV - AUTOMATIC PROVISIONS

A. Subject to Article III, on or after the EFFECTIVE DATE of this Agreement, the CEDING COMPANY shall automatically cede and the REINSURER shall automatically accept the ACTIVE CONTRACTS that are covered by this Agreement.

B. This Agreement covers only the liability for ADJUSTED GMIB CLAIMS paid under VARIABLE ANNUITY CONTRACT forms or benefit rider forms that were reviewed by the REINSURER prior to their issuance. Benefit rider forms, contract forms, as supplemented by additional materials, are listed on Schedule B-1. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised contract form or benefit rider form, it must provide written notice to the REINSURER of such intention together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. The REINSURER will approve or disapprove any new or materially revised contract forms or benefit rider form within fifteen (15) working days of the date it receives notification and a copy thereof. A revision shall be considered material if it increases the risk to the REINSURER. Such forms are deemed disapproved unless REINSURER's written approval is submitted within such time period. The effective date of reinsurance hereunder shall be the date of REINSURER's approval, or such other earlier date as designated by REINSURER. If such forms are disapproved, or a mutually satisfactory agreement cannot be reached between the REINSURER and the CEDING COMPANY regarding revised terms for this Agreement, the CEDING COMPANY shall have the right of immediate termination of this Agreement for new business only. The CEDING COMPANY shall provide the REINSURER with written notification of its intent to terminate. The date of termination shall be the date that the new or revised contract forms would have become effective.

C. This Agreement covers only the liability for ADJUSTED GMIB CLAIMS paid under VARIABLE ANNUITY CONTRACTs invested in investment funds listed on Schedule B-2. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised investment fund it must provide written notice to the REINSURER of such intention together with a copy of the new or revised investment fund, and a revised Schedule B-2, within thirty (30) days of the fund's initial availability. The CEDING COMPANY may add new or revise investment funds without REINSURER approval. The effective date of reinsurance hereunder shall be the date REINSURER receives notice of the new or revised fund, or such other earlier date as designated by REINSURER.

D. The CEDING COMPANY intends to take steps necessary to qualify each variable investment option as a regulated investment company under Subchapter M of the Internal Revenue Code and believes that each variable investment option will so qualify. The CEDING COMPANY also intends that each variable investment option meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code.

E. If a variable investment option fails to qualify under Subchapter L or Subchapter M of the Internal Revenue Code and the CEDING COMPANY does not take appropriate steps to bring the variable investment option in compliance with these regulations, the REINSURER's liability with respect to the variable investment option can be terminated, with 180 days written notice to the CEDING COMPANY. The REINSURER's liability with respect to any variable investment option will be determined by multiplying the ADJUSTED GMIB CLAIM by the proportion of the RETAIL ANNUITY PREMIUMS allocated to the


Manufacturers Life and ACE Tempest Re GMIB                                     9
     variable investment option to the total RETAIL ANNUITY PREMIUMS. If the REINSURER's liability is terminated with respect to any variable investment option, the MONTHLY REINSURANCE PREMIUM will be calculated ignoring any investment in said variable investment option, Furthermore, subsequent transfers form any variable subaccount that is not in compliance with these regulations, will be considered a subsequent RETAIL ANNUITY PREMIUMS for the purposes of this Agreement.

F. If the CEDING COMPANY brings the variable investment option in compliance with Subchapter L or Subchapter M either within the 180-day notice period or after the 180-day notice period, the REINSURER's liability in respect to such variable investment option will be reinstated from the date the variable investment option qualifies with the regulation. The MONTHLY REINSURANCE PREMIUM will be determined using any investment in the variable investment account, beginning with investments as of the date the variable investment account qualifies with the regulation.

G. The issue age limits and the total RETAIL ANNUITY PREMIUMS per life must fall within the automatic limits as shown in Schedule C-1, unless an exception is permitted by mutual written agreement. The CEDING COMPANY shall provide written notice to the REINSURER of any changes in its published limits and rules identified on Schedule C-1, and the REINSURER shall have no liability pursuant to revised limits and rules unless and until the REINSURER, within fifteen (15) working days after the date it receives such notice from the CEDING COMPANY, provides written notice to the CEDING COMPANY that such revised limits and rules are acceptable.

ARTICLE V - PREMIUM ACCOUNTING

A. If reinsurance premiums are not paid by the REMITTANCE DATE, interest in accordance with ARTICLE III, paragraph F will be assessed from the REMITTANCE DATE.

B. On or before the REMITTANCE DATE, the CEDING COMPANY shall forward to the REINSURER its statement of account and data requirements as set forth in Schedule G together with its remittance for the MONTHLY REINSURANCE PREMIUM as shown therein as well as any premium adjustments from the prior period.

C. If the amounts due cannot be determined by the REMITTANCE DATE, the CEDING COMPANY shall have ninety (90) days to determine the appropriate premium and remit with interest in accordance with Article III, paragraph F.


Manufacturers Life and ACE Tempest Re GMIB                                    10

ARTICLE VI - REINSURANCE CLAIM SETTLEMENT

A. The REINSURER shall not be responsible for any obligation of the CEDING COMPANY to any party under any VARIABLE ANNUITY CONTRACTS issued by the CEDING COMPANY under any VARIABLE ANNUITY CONTRACT forms and benefit rider forms, including those identified on Schedule B-1.

B. On or before the REMITTANCE DATE, the CEDING COMPANY shall forward to the REINSURER its statement of account and data requirements as set forth in Schedule G, together with its request for reimbursement for ADJUSTED GMIB CLAIMS as shown therein. In no case shall the AGGREGATE GMIB CLAIMS exceed the lesser of the AGGREGATE FORMULA CLAIM LIMIT and the AGGREGATE DOLLAR CLAIM LIMIT. If necessary, the request for reimbursement for ADJUSTED GMIB CLAIMS shall be reduced to ensure that AGGREGATE GMIB CLAIMS do not exceed the lesser of the AGGREGATE FORMULA CLAIM LIMIT and the AGGREGATE DOLLAR CLAIM LIMIT. If requested by the REINSURER, the CEDING COMPANY shall provide the REINSURER with proof of claim, proof of claim payment and any other claim documentation requested by the REINSURER in accordance with Schedule G.

C. If ADJUSTED GMIB CLAIMS are not paid by the REIMBURSEMENT DATE, interest in accordance with Article III, paragraph F will be assessed from the REIMBURSEMENT DATE.

D.   A final statement of accounts prepared by the CEDING COMPANY is due sixty
     (60) days after the TERMINATION DATE. On or before this date, the CEDING COMPANY shall forward to the REINSURER its final statement of account as set forth in Schedule G.

E. The CEDING COMPANY shall have six (6) months after the TERMINATION DATE to submit to REINSURER an amended final statement of account. Any amounts owed by either the CEDING COMPANY or the REINSURER, based on the amended final statement of account, must be paid within thirty (30) days of receipt of the amended final statement. If the amount owed is not paid within thirty
     (30) days of receiving the statement of account, the amount owed is subject to an interest charge in accordance with Article III, Paragraph F


Manufacturers Life and ACE Tempest Re GMIB                                    11

ARTICLE VII - RESERVES

A. It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualifies for reinsurance credit in the state of Michigan for reinsurance ceded hereunder. As a non-authorized reinsurer in Michigan, REINSURER will comply with Michigan Insurance Law relating to reinsurance credit for non-authorized reinsurers, as promulgated in Michigan statutes on the effective date of this Agreement.

B. Provision for the credit for statutory reserves held by the REINSURER is satisfied if either:

     1. the funds in a trust, subject to withdrawal solely by, and under the exclusive control of the CEDING COMPANY, held in a qualified United States financial institution, as defined below, are at least as great as the credit for statutory reserve;

     2. cash or marketable securities are transferred to the CEDING COMPANY in an amount at least as great as the credit for statutory reserve;

     3. clean, irrevocable, unconditional letters of credit, issued or confirmed by a qualified United States financial institution, in an amount at least as great as the credit for statutory reserve, meeting applicable standards of issuer acceptability as of the dates of their issuance;

     4. a combination of (1), (2) and (3), such that the sum is at least as great as the credit for statutory reserve.

C. A qualified United States financial institution means an institution that meets either subdivision (1) or (2);

     1. Is organized, or in the case of a United States office of a foreign banking organization, is licensed, under the laws of the United States or any state in the United States, is regulated, supervised, and examined by federal or state authorities having regulatory authority over banks and trust companies, and has been determined by the insurance commissioner of Michigan to meet such standards of financial condition and standing as are considered necessary and appropriate to regulate the quality of financial institutions whose letters of credit will be acceptable to the insurance commissioner of Michigan.

     2. For those institutions that are eligible to act as a fiduciary of a trust, is organized, or in the case of a United States branch or agency office of a foreign banking organization, is licensed, under the laws of the United States or any state in the United States, has been granted authority to operate with fiduciary powers, and is regulated, supervised, and examined by federal or state authorities having regulatory authority over banks and trust companies.

D. If the credit for statutory reserve is less than $500,000, REINSURER is not required to make provision for the credit for statutory reserve.


Manufacturers Life and ACE Tempest Re GMIB                                    12

ARTICLE VIII - LITIGATION

In the event any legal action is brought against the CEDING COMPANY relating to payment of the income benefit due under any VARIABLE ANNUITY CONTRACT that is reinsured pursuant to the terms and conditions of this Agreement, the CEDING COMPANY shall provide to the REINSURER written notice thereof, including a copy of the complaint, within ten (10) BUSINESS DAYS after the CEDING COMPANY is served with the Complaint.


Manufacturers Life and ACE Tempest Re GMIB                                    13

ARTICLE IX - ACCESS TO RECORDS

A. The CEDING COMPANY and the REINSURER, or its duly authorized representatives, shall have access at any reasonable time during regular business hours, to all records of the other, including the right to photocopy and retain copies of documents that reasonably pertain in any way to this Agreement. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred twenty (120) days following the end of each calendar year, the CEDING COMPANY and the REINSURER shall provide each other with copies of their respective audited financial statements.

B. The CEDING COMPANY and the REINSURER may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement, Each party agrees to hold such Confidential Information in the strictest confidence and to take all reasonable steps to ensure that Confidential Information is not disclosed or accessed in any form by any means by each of them or by any of their employees to third parties of any kind, other than attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, except by advance written authorization by an officer of the authorizing party; provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that the party protects its own proprietary or confidential information of like kind, which shall be at least a reasonable manner. "Confidential Information" means any information which (1) is not generally available to or known by the public, or (2) has not been lawfully obtained or developed by either party independently and not in violation of this Agreement or from any source other than the other party, provided that such source is not bound by a duty of confidentiality to such other party, and which consists of:

          1. information or knowledge about each party's products, processes, services, finances, customers, research, computer programs, marketing and business plans and claims management practices; and

          2. any medical or other personal, individually identifiable information about people or business entities with whom the parties do business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plans, and each party's producers and employees; and

          3.   records provided pursuant to Paragraph A, above.

C. If either the CEDING COMPANY or the REINSURER discloses confidential information to interested parties such as, but not limited to, attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaries having an interest in such information, such interested parties shall also be bound by this Article's provisions on disclosing confidential information. The CEDING COMPANY or the REINSURER must inform the interested party of the provisions of this Article and agree to ensure that the interested parties honor the provisions.

D.   This Article expires 3 years after the TERMINATION DATE.


Manufacturers Life and ACE Tempest Re GMIB                                    14

ARTICLE X - UNINTENTIONAL ERRORS, MISUNDERSTANDINGS OR OMISSIONS

If failure to comply with any of the terms of this Agreement is shown to be the result of an unintentional error, misunderstanding or omission on the part of either the CEDING COMPANY or the REINSURER, the party adversely affected thereby will be restored to the position if would have occupied had no such error, misunderstanding or omission occurred, subject always to the correction of the error, misunderstanding or omission.

ARTICLE XI - CURRENCY

All retentions and limits hereunder are expressed in United States dollars and all premium and loss payments shall be made in United States currency.

ARTICLE XII - INSOLVENCY

A. In the event of insolvency of the CEDING COMPANY, all reinsurance payments due under this Agreement from the REINSURER to the CEDING COMPANY shall be payable directly by the REINSURER to the CEDING COMPANY or to its liquidator, receiver, conservator or statutory successor on the basis of the REINSURER'S liability to the CEDING COMPANY without diminution because of the insolvency of the CEDING COMPANY or because the liquidator, receiver, conservator or statutory successor of the CEDING COMPANY has Failed to pay all or a portion of any claim.

B. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver, or statutory successor will immediately give written notice to the REINSURER of all pending claims against the CEDING COMPANY on any contracts reinsured. While a claim is pending, the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses that it may deem available to the CEDING COMPANY or its liquidator, receiver, or statutory successor. The expense incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER, Where two or more REINSURERS are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the CEDING COMPANY.

C. In the event of insolvency of the REINSURER, the CEDING COMPANY may recapture immediately all ceded benefits upon written notice to the REINSURER, its liquidator, receiver of statutory successor. The CEDING COMPANY shall also have a claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of recapture.


Manufacturers Life and ACE Tempest Re GMIB                                    15

ARTICLE XIII - NEGOTIATION

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location within thirty (30) days of the last appointment and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration, as set forth in Article XIV. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.


Manufactures Life and ACE Tempest Re GMIB                                     16

ARTICLE XIV - ARBITRATION

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XIII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration. The initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of is receipt.

B. Each party shall select an arbitrator within thirty (30) days after the written request for arbitration. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select an umpire within thirty (30) days after the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the umpire within thirty (30) days after the appointment of the second arbitrator, either party may submit a request to the American Arbitration Association to select an Umpire, subject to the requirements for such arbitrator set forth below.

C. The arbitrators and the umpire all shall be present or former, disinterested executive officers of insurance or reinsurance companies. The umpire shall preside at all hearings and meetings of the panel and shall announce the decision of the panel. The majority vote of the arbitrators and the umpire shall be the decision of the panel. The decision shall be in writing signed by the majority in favor thereof.

D. The arbitration panel shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to matters which it may consider proper in the circumstances of the case including pleadings, discovery, inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit. The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The arbitration panel is released from judicial formalities and shall not be bound by strict rules of procedure and evidence. Judgment upon the award may be entered in any court having jurisdiction. The panel is empowered to grant interim relief.

E. The decision of the arbitration panel shall be final and binding on both parties. The arbitration panel may at its discretion, award costs and expenses as it deems appropriate, including, but not limited to, attorneys' fees, interest and compensatory damages. Judgment may be entered upon the final decision of the arbitration panel in any court of competent jurisdiction.

F. All meetings and hearings before the arbitration panel shall take place in Boston, Massachusetts unless some other place is mutually agreed upon by both parties or ordered by the panel.

G. In the absence of a decision to the contrary by the arbitration panel, each party shall bear the


Manufacturers Life and ACE Tempest Re GMIB                                    17
     expense of the arbitrator chosen by or for it and shall jointly and equally bear with the other party the expense of the umpire and of the arbitration.

ARTICLE XV - OFFSET

Either party shall have, and may exercise at any time and from time to time, the right to offset any balance or amounts whether on account of premiums, or on account of losses or otherwise, due from one party to the other under the terms of this Agreement.

ARTICLE XVI - HOLD HARMLESS

A. The REINSURER shall indemnify and hold the CEDING COMPANY harmless from any and all liability, losses, damages, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which result from any gross negligence or willful misconduct of the REINSURER in fulfilling its duties and obligations under this Agreement or which result from any action that exceeds its authority under this Agreement.

B. The CEDING COMPANY shall indemnify and hold the REINSURER harmless from any and all liability, losses, damages, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which result from any gross negligence or willful misconduct of the CEDING COMPANY in fulfilling its duties and obligations under this Agreement or which result from any action that exceeds its authority under this Agreement.


Manufacturers Life and ACE Tempest Re GMIB                                    18

ARTICLE XVII - MISCELLANEOUS

A. The CEDING COMPANY and REINSURER shall not have the right to assign or transfer any portion of the rights, duties and obligations of the other party under the terms and conditions of this Agreement without the written approval of the other party.

B. CEDING COMPANY and REINSURER agree to review this Agreement on an annual basis, including discussion of results to date, possible expansion of the reinsurance program for additional business, restructuring or recapturing the treaty, and other topics. Both parties understand that circumstances that lead to a decision to recapture or restructure will be rare and generally unforeseen at the time that the treaty is signed.

C. The REINSURER will pay the CEDING COMPANY a Federal Excise Tax allowance on each MONTHLY VALUATION DATE equal to the amount of any Federal Excise Tax paid by the CEDING COMPANY during the prior month, with the prior approval of the REINSURER, in connection with the annuities reinsured hereunder. The CEDING COMPANY will be responsible for the timely payment of Federal Excise Tax and for the filing of all required tax, information returns or filings with the Internal Revenue Service with respect to this Agreement.

D. This agreement means the text hereof and all Exhibits, Schedules and Amendments effected in accordance herewith. The Agreement constitutes the entire statement of agreement between the parties with regard to the subject matter hereof. There are no other understandings or agreements between the parties regarding the contracts reinsured other than as expressed in this Agreement. Any changes or additions to this Agreement must be effected by means of a written amendment that has been signed by both parties.

E. Notwithstanding the termination of this Agreement as provided herein, its provisions will continue to apply hereunder to the end that all obligations and liabilities incurred by each party hereunder will be full performed and discharged.

F. If any provision of this Agreement should be rendered invalid, illegal or unenforceable, the parties will renegotiate the Agreement in good faith to cure such invalid, illegal or unenforceable provision. If such negotiations are unsuccessful to resolve the matter, then (i) such invalid, illegal or unenforceable provision will be deleted from the Agreement, (ii) to the maximum extent permitted by law, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement and
     (iii) this Agreement will be construed to give effect to the remaining provisions hereof to carry out its original intent.


Manufacturers Life and ACE Tempest Re GMIB                                    19

ARTICLE XVIII - NOTICES

A. All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, sent via facsimile with evidence of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

          Chief Financial Officer, US Annuities
          The Manufacturers Life Insurance Company (U.S.A.)
          500 Boylston Street, Suite 400
          Boston, MA 02116-3739
          Phone: (617) 663-3000 Fax: (617) 663-3889

          Chief Financial Officer
          ACE Tempest Life Reinsurance Ltd.
          The ACE Building, 30 Woodbourne Avenue
          Hamilton, HM 08 Bermuda
          Phone: (441) 298-9532 Fax: (441) 295-2888

B. Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the person and/or the address to which notices are to be sent by notifying the other party of such change of address in writing in accordance with the foregoing.

In witness whereof, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

ACE Tempest Life Reinsurance Ltd.       Manufacturers Life Insurance Company
                                        (U.S.A.)


By /s/ illegible                        By /s/ David W. Libbey
   ----------------------------------      ----------------------------------
Name illegible                          Name David W. Libbey
Title SVP and Chief Life Officer        Title VP & CFO - Annuities
Date December 2, 2002                   Date December 5, 2002


By /s/ Huan Tseng                       By /s/ Robert K. Leach
   ----------------------------------      ----------------------------------
Name  Huan Tseng                        Name  Robert K. Leach
Title AVP and Life Actuary              Title VP - Annuity Product
Date  December 2, 2002                  Date  12/5/02


Manufacturers Life and ACE Tempest Re GMIB                                    20

                                   SCHEDULE A

               Description of Guaranteed Minimum Income Benefits

The Guaranteed Minimum Income Benefits are completely described in the VARIABLE ANNUITY CONTRACTS or riders, referenced by form number in Schedule B-1.


Manufacturers Life and ACE Tempest Re GMIB                                    21

                                  SCHEDULE B-1

                Contracts Subject to this Reinsurance Agreement

Policy forms specified below that elect the GRIP II rider specified below

FORM                                                            ISSUE DATE
NUMBER*                        POLICY DESCRIPTION              ON OR AFTER
-------            -----------------------------------------   -----------
VENTURE.001        Venture, including Scudder Wealthmark         7/1/2002
VENTURE.001.99     Venture, including Scudder Wealthmark         7/1/2002
VENTURE.003        Venture, including Scudder Wealthmark         7/1/2002
VENTURE.005        Venture, including Scudder Wealthmark         7/1/2002
VENTURE.005.98.1   Venture, including Scudder Wealthmark         7/1/2002
VENTURE.100        Venture III, including Scudder Wealthmark     7/1/2002
VENTURE.1003YR     Venture III, including Scudder Wealthmark     7/1/2002

Rider forms
BR.003.00          GRIP II                                       7/1/2002
BR.003.00G         GRIP II                                       7/1/2002
BR.003.00GTX       GRIP II                                       7/1/2002
BR.008.02          Guaranteed Income Rider                       7/1/2002

*    Includes all state variations


Manufacturers Life and ACE Tempest Re GMIB                                    22

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Value Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust

Dreyfus
All Cap Value Trust
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Founders
International Small Cap Trust

Franklin
Emerging Small Company Trust

Invesco
Telecommunications Trust
Mid Cap Growth Trust
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust

Pimco
Global Bond Trust
Total Return Trust

Munder
Internet Technologies

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

MFS
Strategic Growth Trust
Capital Opportunities Trust
Utilities Trust

Miller Ander. Sher.
Value Trust
High Yield Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust


Manufacturers Life and ACE Tempest Re GMIB                                    23

SG Asset Management
Principal Protection Trust A

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Contrarian Value
Government Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Investment Grade Bound Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust

UBS Global Asset Management
Tactical Allocation Trust

Putnam
Global Equity Trust
Mid Cap Opportunities Trust

Templeton
International Value Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month


Manufacturers Life and ACE Tempest Re GMIB                                    24

                                  SCHEDULE C-1

                     Limits and Rules of the CEDING COMPANY

1) CEDING COMPANY will determine the Guaranteed Minimum Income Benefits for each qualified annuitization within seven (7) working days of receipt of election to annuitize under the GMIB.

2) CEDING COMPANY reserves the right to limit cumulative RETAIL ANNUITY PREMIUMS in excess of $1,000,000.

3) The minimum annuity purchase is $5,000 for non-qualified contracts and $2,000 for qualified contracts for Venture and $10,000 for non-qualified and qualified Venture III contracts, but the CEDING COMPANY reserves the right to accept policies below these minimums.

4)   Valid issue ages for GMIB are 0 to 85, age last birthday.

5) Contractholders may, at their sole discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60-day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statuary free-look.)


Manufacturers Life and ACE Tempest Re GMIB                                    25

                                  SCHEDULE C-2

                        Limits and Rules of the REINSURER

1) REINSURER'S liability cannot be increased as a result of CEDING COMPANY'S actions with respect to contested claims.

2) The REINSURER will not be liable for extracontractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY.

3) The REINSURER's liability to accept new business hereunder could and before December 31, 2004. The REINSURER'S liability to accept new business hereunder will end on the BUSINESS DAY when the sum of cumulative RETAIL ANNUITY PREMIUMS for the VARIABLE ANNUITY CONTRACTS covered by this Agreement exceed $3.5 billion, unless extended by mutual agreement.

4) A contract where a spousal re-registration occurs will continue to be subject to this Agreement, provided that the GMIB coverage remains in force at the time of such re-registration.


Manufactures Life and ACE Tempest Re GMIB                                     26

                                   SCHEDULE D

             REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMIB TYPE

The Premium rates for reinsurance, subject to the terms and conditions of this Agreement, are guaranteed while the reinsurance coverage is in effect. Issue ages are based on age last birthday.

CONTRACT TYPES:
     Venture, Venture III

GMIB TYPES:
     GRIP II

Issue Age     Rate
---------   --------
All         [*]


Manufactures Life and ACE Tempest Re GMIB                                     27

                                  SCHEDULE E-1

             DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE

CONTRACT TYPES:
     Venture, Venture III

GMIB TYPES:
     GRIP II

Issue Age    Rate
---------   -----
All         [*]


Manufactures Life and ACE Tempest Re GMIB                                     28

                                  SCHEDULE E-2

             FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE

CONTRACT TYPES:
     Venture, Venture III

GMIB TYPES:
     GRIP II

Issue Age      Rate
---------   ---------
All         [*]


Manufactures Life and ACE Tempest Re GMIB                                     29

                                   SCHEDULE F

             REINSURER Share of Risk by CONTRACT TYPE and GMIB TYPE

For each VARIABLE ANNUITY CONTRACT with RETAIL ANNUITY PREMIUM no grater than $10,000,000, the REINSURER liability will be based on the share of risk from the tables below.

For each VARIABLE ANNUITY CONTRACT with aggregate RETAIL ANNUITY PREMIUM in excess of $10,000,000, if CEDING COMPANY does not receive written permission from REINSURER to include the amount in excess of $10,000,000 in this Agreement, the REINSURER's liability equals $10,000,000 divided by aggregate RETAIL ANNUITY PREMIUM, times the share of risk from the tables below.

GMIB TYPES:
     GRIP II

CONTRACT TYPE   Share of Risk
-------------   -------------
Venture         [*]
Venture III     [*]


Manufactures Life and ACE Tempest Re GMIB                                     30

                                   SCHEDULE G
                     Reporting Format and Data Requirements

MONTHLY REPORTING DATA REQUIREMENTS (PREPARED BY CEDING COMPANY)
ACTIVE CONTRACTS AND THOSE TERMINATING DURING THE MONTH ONLY:

Insured Life (annuitant) SSN
Contract Identifier
Insured Life Indicator (Annuitant, Owner, or Other)
Insured Life Date of Birth
Insured Life Sex
Second Life Date of Birth (if joint contract)
Second Life Sex (if joint contract)
Issue Date
Qualified Status
Contract Type
Initial Retail Premium
Cumulative Retail Premium
Cumulative Withdrawals
Account value by subaccount
GMIB Income Base
Termination Date
Termination Reason (surrender, death, annuitization)
Optional benefit indicators

QUARTERLY REPORTING REQUIREMENTS (PREPARED BY REINSURER)
GAAP Surplus position
Standard & Poor's Ratings

GMIB ANNUAL SERIATIM CLAIM REPORTING (PREPARED BY CEDING COMPANY)
This includes Monthly Reporting Data Requirements as of the Date of Notification (the date that annuitization related paperwork is submitted in full), plus the following:

Date of Annuitization
Guaranteed Purchase Rate
Current Purchase Rate based on treaty definition
GMIB Income Base
ADJUSTED GMIB CLAIM

MONTHLY STATEMENT OF ACCOUNT (PREPARED BY CEDING COMPANY)
(prepared for each CONTRACT TYPE and GMIB TYPE combination and in aggregate)

1. Calculated value of MONTHLY REINSURANCE PREMIUM

2. Calculated value of AGGREGATE DOLLAR CLAIM LIMIT and AGGREGATE GMIB CLAIMS.

3. ADJUSTED GMIB CLAIMS reported during the current month


Manufacturers Life and ACE Tempest Re GMIB                                    31

                                   SCHEDULE H

                        Surplus Position of the REINSURER

U.S. GAAP Surplus for the REINSURER as of December 31, 2001: $1,654,810,000 USD


Manufacturers Life and ACE Tempest Re GMIB                                    32

                                   SCHEDULE I

                       Calculation of ADJUSTED GMIB CLAIM

A. Income Benefit Net Amount at Risk (IBNAR(1))

The IBNAR(1), for each ACTIVE CONTRACT reinsured hereunder in calendar year I shall be equal to the following:

IBNAR(1) = Maximum (RGIB(1)* GAPR(1) / CAPR(1) -
RAV(1) 0)

where:

RGIB(1) is the REINSURED GMIB INCOME BASE, and RAV(1) is the
REINSURED ACCOUNT VALUE, both as defined in Article I, calculated on the ACTIVE CONTRACT's anniversary in calendar year 1.

GAPR(1) is the Guaranteed Annuity Purchase Rate (monthly income per $1000 of
RGIB), calculated on the ACTIVE CONTRACT's anniversary in year 1, using the following assumptions:

-     Mortality Table:         [*]

-     Age Setback:             None

-     Mortality Improvement:   [*], applied for [*]

-     Interest Rate:           [*] all years

-     Age:                     Age Nearest Birthday on exercise date

-     Annuity Form:            Life contingent, not to exceed 10-year certain
                               (except for some joint lives on contracts issued
                               before December 31, 2002, subject to delays in
                               state approvals)

CAPR(1) is the Current Annuity Purchase Rate(monthly income per $1000 of RAV), calculated on the ACTIVE CONTRACT's anniversary in calendar year t, using the following assumptions:

-     Mortality Table:         [*]

-     Age Setback:             None

-     Mortality Improvement:   [*]

-     Interest Rate:           [*], plus [*]

-     Age:                     Age Nearest Birthday on exercise date

-     Annuity Form:            Life contingent, not to exceed 10-year certain
                               (except for some joint lives on contracts issued
                               before December 31, 2002, subject to delays in
                               state approvals)


Manufacturers Life and ACE Tempest Re GMIB                                    33

The impact of premium taxes, commissions, other expenses, and gender on the calculation of GAPR(1) and CAPR(1) will be applied on a consistent basis.

The monthly income calculated from CAPR(1) is for reinsurance purposes only, and the CEDING COMPANY may use other approaches with retail customers.

B. Annual Annuitization Limit Ratio (AALRatio(1))

The AALRatio(1) for calendar year 1 shall be equal to the following:

AALRatio(1) = ExercisedRGIB(1)/EligibleRGIB(t)

where:

ExercisedRGIB(1) is the sum of the REINSURED GMIB INCOME BASE for each ACTIVE CONTRACT that terminates in calendar year 1 through a GMIB EXERCISE, measured on the ACTIVE CONTRACT's anniversary on or immediately preceding the date of GMIB EXERCISE.

EligibleRGIB is the sum of the REINSURED GMIB INCOME BASE for each ACTIVE CONTRACT that has been reinsured hereunder for at least 120 months, measured on the earlier of the ACTIVE CONTRACT's anniversary during calendar year t, or the date that the ACTIVE CONTRACT terminates during calendar year t.

C. ADJUSTED GMIB CLAIM (AdjGMIB(t))

The ADJUSTED GMIB CLAIM for each ACTIVE CONTRACT that terminates in calendar year 1 through a GMIB EXERCISE shall be equal to the following:

[*]


Manufacturers Life and ACE Tempest Re GMIB                                    34

                                 AMENDMENT NO. 1

                                     to the

                  VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Effective March 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- The Form Number and Description will be updated to properly reflect the GRIP III product available May 5, 2003,

-    A new Monthly Reinsurance Premium Rate will be added for GRIP III,

- The TERMINATION DATE and calculation for earlier termination will be updated,

-    The rules for the calculation of GRIP retail benefits will be updated.

To effect this change, the following provisions of this Agreement are hereby amended:

- Article III, EFFECTIVE DATE, TERM, AND TERMINATION, is hereby replaced by the attached Article III.

- Schedule B-1, Contracts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-1.

- Schedule C-2, Limits and Rules of the REINSURER, is hereby replaced by the attached Schedule C-2.

- Schedule D, REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule D.

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

- Schedule E-1, DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule E-1.

- Schedule F, REINSURER Share of Risk by CONTRACT TYPE and GMDB TYPE, is hereby replaced by the attached Schedule F.

- Schedule I, Calculation of ADJUSTED GMIB CLAIM, is hereby replaced by the attached Schedule I.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ David W. Libbey                  Attest: /s/ Robert K. Leach
    ----------------------------------           -------------------------------
Title: VP - US Annuities                 Title: VP - US Annuities
Date:  March 12, 2003                    Date: 3/12/03


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                        Attest: /s/ Huan Tseng
    ----------------------------------           -------------------------------
Title: SVP & Chief Life Officer          Title: AVP & Life Actuary
Date:  March 7, 2003                     Date: March 7, 2003

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

ARTICLE III - EFFECTIVE DATE, TERM AND TERMINATION

A. The Agreement covers VARIABLE ANNUITY CONTRACTs issued by the CEDING COMPANY that:

     (i)  are among the CONTRACT TYPES identified by form in Schedule B-1;

     (ii) have accounts invested in the investment funds listed in Schedule B-2;

     (iii) are issued on and after the EFFECTIVE DATE and prior to the date this Agreement terminates;

     (iv) are issued within the limits and rules described in Schedule C-1;

     (v) are in Compliance with all of the other terms and provisions of this Agreements; and

     (vi) are ACTIVE CONTRACTS.

B. This Agreement will terminate for new ACTIVE CONTRACTS issued by the CEDING COMPANY on the earlier of (i) March 31, 2005 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, paragraph 4.

C. This Agreement will terminate with respect to each ACTIVE CONTRACT subject to it, as of the last date of the REINSURANCE TERM for each ACTIVE CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:

          1. The REINSURER's Standard and Poor's claim paying rating is reduced to a "BBB" or lower. The REINSURER must report any adverse change in Standard and Poor's rating to the CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY enabled by such rating reduction shall be deemed withdrawn if REINSURER's Standard and Poor's rating is restored to a level higher than "BBB" during the 90 day notice period;

          2. An order is entered appointing a receiver, conservator or trustee for management of the REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of the REINSURER;

          3. The REINSURER's U.S. GAAP surplus position is reduced to 70% or less of its U.S. GAAP surplus position as of December 31, 2001. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER's surplus position as of December 31, 2001 is provided in Schedule H. Any notice of

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003
               termination given by the CEDING COMPANY enabled by such surplus reduction shall be deemed withdrawn if REINSURER's U.S. GAAP surplus position is restored to a level higher than 70% of its U.S. GAAP surplus position as of December 31, 2001 during the 90 day notice period.

E. The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance notice to the CEDING COMPANY after the occurrence of any of the following:

          1. The CEDING COMPANY fails to provide timely submissions of data in accordance with Schedule G, provided that the REINSURER's notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER's notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER's notice of termination is given, provides to the REINSURER all data submissions then in arrears.

          2. The CEDING COMPANY fails to pay a premium due on or before the REMITTANCE DATE. In the event that a premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default and interest in accordance with Article III, paragraph F are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect and the notice of termination deemed withdrawn. If premium remains in default as of the close of the last day of the ninety (90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

F. Except as otherwise provided herein, upon termination of this Agreement for existing business, the REINSURER shall have no reinsurance liability with respect to any VARIABLE ANNUITY CONTRACT. Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all unpaid ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date this Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge from the REMITTANCE DATE until the date paid. The daily interest rate is equal to [*] times the sum of (1) [*], and (2) [*].

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

                                  SCHEDULE B-1

                 Contracts Subject to this Reinsurance Agreement

Policy forms specified below that elect the GRIP II rider specified below

       Form                                                     Issue Date
      Number                   Policy Description              On or after
      ------       -----------------------------------------   -----------
VENTURE.001        Venture, including Scudder Wealthmark         7/1/2002
VENTURE.001.99     Venture, including Scudder Wealthmark         7/1/2002
VENTURE.003        Venture, including Scudder Wealthmark         7/1/2002
VENTURE.005        Venture, including Scudder Wealthmark         7/1/2002
VENTURE.005.98.1   Venture, including Scudder Wealthmark         7/1/2002
VENTURE.100        Venture III, including Scudder Wealthmark     7/1/2002
VENTURE.1003YR     Venture III, including Scudder Wealthmark     7/1/2002

Rider forms:
BR.003.00          GRIP II                                       7/1/2002
BR.003.00G         GRIP II                                       7/1/2002
BR.003.00GTX       GRIP II                                       7/1/2002
BR003.02           GRIP II (JLS 10-yr)                           1/1/2003
BR003.02G          GRIP II (JLS 10-yr)                           1/1/2003
BR003.02TX         GRIP II (JLS 10-yr)                           1/1/2003
BR010.03           GRIP III                                      5/5/2003
BR010.03G          GRIP III                                      5/5/2003

*    Includes all state variations

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

                                  SCHEDULE C-2

                        Limits and Rules of the REINSURER

1) REINSURER'S liability cannot be increased as a result of CEDING COMPANY'S actions with respect to contested claims.

2) The REINSURER will not be liable for extracontractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY.

3) The REINSURER's liability to accept new business hereunder could end before March 31, 2005. The REINSURER's liability to accept new business hereunder will end on the BUSINESS DAY when the sum of cumulative RETAIL ANNUITY PREMIUMS for the VARIABLE ANNUITY CONTRACTS covered by this Agreement exceed [*], unless extended by mutual agreement.

4) A contract where a spousal re-registration occurs will continue to be subject to this Agreement, provided that the GMIB coverage remains in force at the time of such re-registration.

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

                                   SCHEDULE D

             REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMIB TYPE

The Premium rates for reinsurance, subject to the terms and conditions of this Agreement, are guaranteed while the reinsurance coverage is in effect. Issue ages are based on age last birthday.

CONTRACT TYPES:
     Venture, Venture III

GMIB TYPES   Issue Age     Rate
----------   ---------   --------
GRIP II      All         [*]
GRIP III     All         [*]

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

                                  SCHEDULE E-1

             DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE

CONTRACT TYPES
     Venture, Venture III

GMIB TYPES:
     GRIP II and GRIP III

Issue Age    Rate
---------   -----
All         [*]

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

                                  SCHEDULE E-2

             FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE

CONTRACT TYPES:
   Venture, Venture III

GMIB TYPES:
   GRIP II and GRIP III

Issue Age      Rate
---------      ----
All         [*]

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

                                   SCHEDULE F

             REINSURER Share of Risk by CONTRACT TYPE and GMIB TYPE

For each VARIABLE ANNUITY CONTRACT with RETAIL ANNUITY PREMIUM no Greater than $10,000,000, the REINSURER liability will be based on the share of risk from the tables below

For each VARIABLE ANNUITY CONTRACT with aggregate RETAIL ANNUITY PREMIUM in excess of $10,000,000, if CEDING COMPANY does not receive written permission from REINSURER to include the amount in excess of $10,000,000 in this Agreement, the REINSURER's liability equals {$10,000,000 divided by aggregate RETAIL ANNUITY PREMIUM}, times the share of risk from the tables below.

GMIB TYPES
   GRIP II and GRIP III

CONTRACT TYPE           Share of Risk
-------------           -------------
Venture                 [*]
Venture III             [*]

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

                                   SCHEDULE I

                       Calculation of ADJUSTED GMIB CLAIM

A. Income Benefit Net Amount at Risk (IBNAR(t))

The IBNAR(t) for each ACTIVE CONTRACT reinsured hereunder in calendar year t shall be equal to the following

IBNAR(t) = Maximum (RGIB(t) * GAPR(t)/CAPR(t) - RAV(t), 0), where:

RGIB(t) is the REINSURED GMIB INCOME BASE, and RAV(t) is the REINSURED ACCOUNT VALUE, both as defined in Article I, calculated on the ACTIVE CONTRACT's anniversary in calendar year t.

GAPR(t) is the Guaranteed Annuity Purchase Rate (monthly income per $1000 of
RGIB), calculated on the ACTIVE CONTRACT's anniversary in year t using the following assumptions:

GRIP II

     -    Mortality Table:         [*]

     -    Age Setback:             None

     -    Mortality Improvement:   [*] applied for [*]

     -    Interest Rate:           [*]

     -    Age:                     Age Nearest Birthday on exercise date

     -    Annuity Form:            Life contingent, not to exceed 10-year
                                   certain) except for (i) some joints lives on contracts issued before December 31,2002, subject to delays in state approvals, and
                                   (ii) Scudder distribution before May 5, 2003)

GRIP III

     -    Mortality Table:         [*]

     -    Age Setback:             [*], increasing by [*]

     -    Mortality Improvement:   None

     -    Interest Rate:           [*]

     -    Age:                     Age Nearest Birthday on exercise date

     -    Annuity Form:            Life contingent, not to exceed 10-year
                                   certain

CAPR(t) is the Current Annuity Purchase Rate (monthly income per $1000 of RAV), calculated on the ACTIVE CONTRACT's anniversary in calendar year t, using the following assumptions:

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

     -    Mortality Table          [*]

     -    Age Setback              None

     -    Mortality Improvement:   [*]

     -    Interest Rate:           [*] plus [*]

     -    Age:                     Age Nearest Birthday on exercise date

     -    Annuity Form:            Life contingent, not to exceed 10-year
                                   certain (except for (i) some joint lives on contracts issued before December 31, 2002, subject to delays in state approvals, and
                                   (ii) Scudder distribution before May 5, 2003)

The impact of premium taxes, commissions, other expenses, and gender on the calculation of GAPR(t) and CAPR(t) will be applied on a consistent basis.

The monthly income calculated from CAPR, is for reinsurance purposes only, and the CEDING COMPANY may use other approaches with retail customers.

B. Annual Annuitization Limit Ratio (AALRatio(t))

The AALRatio(t) for calendar year t shall be equal to the following:

AALRatio(t) = ExcercisedRGIB(t)/EligibleRGIB(t), where:

ExercisedRGIB(t) is the sum of the REINSURED GMIB INCOME BASE for each ACTIVE CONTRACT that terminates in calendar year t through a GMIB EXERCISE, measured on the ACTIVE CONTRACT's anniversary on or immediately preceding the date of GMIB EXERCISE.

EligibleRGIB(t) is the sum of the REINSURED GMIB INCOME BASE for each ACTIVE CONTRACT that has been reinsured hereunder for at least 120 months, measured on the earlier of the ACTIVE CONTRACT's anniversary during calendar year t, or the date that the ACTIVE CONTRACT terminates during calendar year t.

C. ADJUSTED GMIB CLAIM (AdjGMIB(t))

The ADJUSTED GMIB CLAIM for each ACTIVE CONTRACT that terminates in calendar year t through a GMIB EXERCISE shall be equal to the following:

[*]

Manufacturers Life and ACE Tempest Re GMIB                              3/4/2003

                                 AMENDMENT NO. 2

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                              Effective July 1, 2002

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated, and

- The treatment of subsequent premiums on existing contracts will be clarified.

To effect this change, the following provisions of this Agreement are hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

- Article III, EFFECTIVE DATE, TERM, AND TERMINATION, is hereby replaced by the attached Article III

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)


By: /s/ Robert K. Leach                 Attest: /s/ David W. Libbey
    ---------------------------------           --------------------------------
Title: Vice President                   Title: Vice President
Date: 3/18/04                           Date: 3/18/2004


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: SVP and Chief Life Officer       Title: AVP & Life Actuary
Date: Feb 3, 2004                       Date: Feb 5, 2004

Manufacturers Life and ACE Tempest Re GMIB

                                  SCHEDULE B-2

               Subaccounts Subject to this Reinsurance Agreement

VARIABLE FUNDS

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Great Companies, LLC
The Great Companies - America Trust

INVESCO
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust

Munder
Small Cap Opportunities Trust

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Van Kampen
Value Trust

Manufacturers Life and ACE Tempest Re GMIB

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Contrarian Value
Government Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Templeton
International Value Trust
International Small Cap Trust
Global Equity Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Manufacturers Life and ACE Tempest Re GMIB

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GMIB

ARTICLE III - EFFECTIVE DATE, TERM AND TERMINATION

A. The Agreement covers VARIABLE ANNUITY CONTRACTs issued by the CEDING COMPANY that:

     (i)  are among the CONTRACT TYPES identified by form in Schedule B-1;

     (ii) have accounts invested in the investment funds listed in Schedule B-2;

     (iii) are issued on and after the EFFECTIVE DATE and prior to the date this Agreement terminates;

     (iv) are issued within the limits and rules described in Schedule C-1;

     (v) are in compliance with all of the other terms and provisions of this Agreement; and

     (vi) are ACTIVE CONTRACTS.

B. This Agreement will terminate for new ACTIVE CONTRACTS issued by the CEDING COMPANY on the earlier of (i) March 31, 2005 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, paragraph 3. RETAIL ANNUITY PREMIUMS paid on an ACTIVE CONTRACT subsequent to the date this Agreement ceases to cover new ACTIVE CONTRACTS are unaffected by the limits provided by Schedule C-2, paragraph 3.

C. This Agreement will terminate with respect to each ACTIVE CONTRACT subject to it, as of the last date of the REINSURANCE TERM for each ACTIVE CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:

          1. The REINSURER's Standard and Poor's claim paying rating is reduced to a "BBB" or lower. The REINSURER must report any adverse change in Standard and Poor's rating to the CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY enabled by such rating reduction shall be deemed withdrawn if REINSURER's Standard and Poor's rating is restored to a level higher than "BBB" during the 90 day notice period;

          2. An order is entered appointing a receiver, conservator or trustee for management of the REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of the REINSURER;

          3. The REINSURER's U.S. GAAP surplus position is reduced to 70% or less of its U.S. GAAP surplus position as of December 31, 2001. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER's surplus

Manufacturers Life and ACE Tempest Re GMIB
               position as of December 31, 2001 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY enabled by such surplus reduction shall be deemed withdrawn if REINSURER's U.S. GAAP surplus position is restored to a level higher than 70% of its U.S. GAAP surplus position as of December 31, 2001 during the 90 day notice period.

E. The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance notice to the CEDING COMPANY after the occurrence of any of the following:

          1. The CEDING COMPANY fails to provide timely submissions of data in accordance with Schedule G, provided that the REINSURER's notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER's notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER's notice of termination is given, provides to the REINSURER all data submissions then in arrears.

          2. The CEDING COMPANY fails to pay a premium due on or before the REMITTANCE DATE. In the event that a premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default and interest in accordance with Article III, paragraph F are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect and the notice of termination deemed withdrawn. If premium remains in default as of the close of the last day of the ninety (90) day notice period, the REINSURER'S liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

F. Except as otherwise provided herein, upon termination of this Agreement for existing business, the REINSURER shall have no reinsurance liability with respect to any VARIABLE ANNUITY CONTRACT. Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all unpaid ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMS earned by the REINSURER under this Agreement until the date this Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge from the REMITTANCE DATE until the date paid. The daily interest rate is equal to [*] times the sum of (1) [*], and (2) [*].

Manufacturers Life and ACE Tempest Re GMIB

                                 AMENDMENT NO. 3

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMIB Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A.), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- The treatment of contracts with riders not specifically mentioned in the Agreement will be clarified, and

-    The subaccounts covered by this Agreement will be updated, and

-    The limit on new business RETAIL ANNUITY PREMIUM will be increased.

To effect this change, the following provisions of this Agreement are hereby amended:

- Schedule B-1, Contracts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-1.

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

- Schedule C-2, Limits and Rules of the REINSURER, is hereby replaced by the attached Schedule C-2.

This amendment is effective only if fully executed on or before August 31, 2004.

Manufacturers Life and ACE Tempest Re GMIB

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Robert K. Leach                 Attest: /s/ David W. Libbey
    ---------------------------------           --------------------------------
Title: VP. Product                     Title: VP & CFO
Date: 8/02/04                           Date: 8/2/2004

ACE TEMPEST LIFE REINSURANCE LTD.

By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: SVP and Life Officer             Title: AVP and Life Actuary
Date: July 28, 2004                     Date: July 28, 2004

Manufacturers Life and ACE Tempest Re GMIB

                                  SCHEDULE B-1

                 Contracts Subject to this Reinsurance Agreement

All versions of the Variable Annuity Contracts listed below, issued on an individual or group certificate basis, in any state, which have any version of any of the Benefit Riders listed below.

VARIABLE ANNUITY                                                        ISSUE DATE ON
  CONTRACT FORM              VARIABLE ANNUITY CONTRACT NAME                OR AFTER
----------------   --------------------------------------------------   -------------
VENTURE.001        Venture                                                 7/1/2002
VENTURE.003        Venture                                                 7/1/2002
VENTURE.005        Venture                                                 7/1/2002
VENTURE.100        Venture III                                             7/1/2002

  BENEFIT RIDER                                                         ISSUE DATE ON
      FORMS                     BENEFIT RIDER NAME                         OR AFTER
----------------   --------------------------------------------------   -------------
BR.003.00          GRIP II                                                 7/1/2002
BR003.02           GRIP II with 10yr J&S                                   1/1/2003
BR010.03           GRIP III                                                5/5/2003
BR009.00           GEM                                                     7/1/2002
BR010.00           Annual Step                                             7/1/2002

   ENDORSEMENT                                                          ISSUE DATE ON
      FORM                         DESCRIPTION                             OR AFTER
----------------   --------------------------------------------------   -------------
END002.02          Venture III Removes issuer option to substitute        2/25/2003
                   money market fund for fixed account as default
                   investment choice
END005.02          Venture Pro Rata GMDB                                   6/2/2003
ENDVEN03.02        Venture Fixed Account Restriction                      1/02/2003
NSEND.001          Venture Nursing Home Waiver of Surrender Charge         7/1/2002
END001.02          Venture Restricted Beneficiary                         In filing
END003.02          Fixed Account Restriction                               7/1/2002
ENDJH2005          Name Change to John Hancock                            In filing

Manufacturers Life and ACE Tempest Re GMIB

 QUALIFIED PLAN
   ENDORSEMENT                                                          ISSUE DATE ON
      FORM                             DESCRIPTION                         OR AFTER
----------------   --------------------------------------------------   -------------
END.457.00         Deferred Compensation Plan                              7/1/2002
Endorsement.001    IRA                                                     7/1/2002
END.SIRA.97        Simple IRA                                              7/1/2002
END.002.97         ERISA                                                   7/1/2002
END.003.97         Non ERISA                                               7/1/2002
END.004.97         401 Qualified Plans                                     7/1/2002
5305-RB            ROTH IRA                                                7/1/2002

ENDIRA.003         IRA                                                    In Filling
ENDROTIL03         ROTH IRA                                               In Filling
ENDSIMPLE.03       Simple IRA                                             In Filling
ENDE403B.03        ERISA TSA for in force                                 In Filling
ENDE403B.04        ERISA TSA for new issues                               In Filling
ENDE401A.03        401 Qualified Plans for in force                       In Filling
ENDE401A.04        401 Qualified Plans for new issues                     In Filling

Manufacturers Life and ACE Tempest Re GMIB

                                  SCHEDULE B-2

               Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Great Companies, LLC
The Great Companies - American Trust

INVESCO
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Asset Portfolio

Munder
Small Cap Opportunities Trust

Manufacturers Advisor Corporation
Pacific Rim Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Manufacturers Life and ACE Tempest Re GMIB

Van Kampen
Value Trust

T. Rowe Price
Equity income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

State Street Global Advisors
John Hancock VST International Index

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Templeton
International Value Trust
International Small Cap Trust
Global Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth and Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Manufacturers Life and ACE Tempest Re GMIB

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GMIB

                                  SCHEDULE C-2

                       Limits and Rules of the REINSURER

1) REINSURER's liability cannot be increased as a result of CEDING COMPANY'S actions with respect to contested claims.

2) The REINSURER will not be liable for extracontractual damages (whether they constitute compensatory damages, statutory penalties, exemplary or punitive damages) which are awarded against the CEDING COMPANY.

3) For purposes of Article III, section B, the RETAIL ANNUITY PREMIUM limit for the VARIABLE ANNUITY CONTRACTS covered by this Agreement is [*] minus the amount by which new business ceded under the Variable
     Annuity GMIB Reinsurance Agreement, effective December 1, 2002, between The Manufacturers Life Insurance Company of New York and Ace Tempest Life Reinsurance Limited exceeds [*].

4) A contract where a spousal re-registration occurs will continue to be subject to this Agreement, provided that the GMIB coverage remains in force at the time of such re-registration.

Manufacturers Life and ACE Tempest Re GMIB

                                 AMENDMENT NO. 4

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMIB Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A.), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective August 1, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before January 31, 2005.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Robert K. Leach                 Attest: /s/ David W. Libbey
    ---------------------------------           --------------------------------
Title: Vice President                   Title: Vice President
Date: 12/22/04                          Date: 12/22/2004


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: SVP and Chief Life Officer       Title: VP and Life Actuary
Date: Dec. 15, 2004                     Date: Dec 15, 2004

Manufacturers Life and ACE Tempest Re GMIB

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

Capital Research Management Co,
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust
Mercury Advisors
Large Cap Value Trust

Great Companies, LLC
The Great Companies - America Trust

INVESCO
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Asset Portfolio

Munder
Small Cap Opportunities Trust

Manufacturers Advisor Corporation
Pacific Rim Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Van Kampen
Value Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Manufacturers Life and ACE Tempest Re GMIB

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio
Conservative Income Strategy Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Income & Growth Strategy Portfolio
Mercury Large Cap Core
Templeton Foreign Value

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

State Street Global Advisors
John Hancock VST International Index

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Templeton
International Value Trust
International Small Cap Trust
Global Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Manufacturers Life and ACE Tempest Re GMIB

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCS Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GMIB

                                AMENDMENT NO. 5

                                     to the

                  VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                    Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)
                               ("CEDING COMPANY")

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                 ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMIB Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before July 31, 2005.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)


By: /s/ illegible                       Attest: /s/ Robert K. Leach
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: Vice President
Date: 8/1/05                            Date: 8/1/05


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: President                        Title: VP and Life Actuary
Date: July 7, 2005                      Date: July 7, 2005

Manufacturers Life and ACE Tempest Re GMIB

                                  SCHEDULE B-2

               Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Income & Value Trust
US Large Cap Trust
Overseas Equity Trust

David Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Asset Portfolio

Munder
Small Cap Opportunities Trust

MFC Global Investment Management
Pacific Rim Trust
Money Market Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Value Trust
Utilities Trust

Van Kampen
Value Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust
Mid Value Trust

Jennison
Capital Appreciation Trust

Manufacturers Life and ACE Tempest Re GMIB

Scudder
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio
Conservative Income Strategy Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Income & Growth Strategy Portfolio
Bond Portfolio
Mercury Large Cap Core
Templeton Foreign Value

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

Declaration/John Hancock Advisors
Active Bond

Independence Investment
Small Cap Trust

Marsico Capital Management
International Opportunities Trust

Wells Capital Management
U.S. High Yield Bond Trust
Core Bond Trust

State Street Global Advisors
International Equity Index Trust

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Templeton
International Value Trust
International Small Cap Trust
Global Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Value Trust
Small Cap Growth Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Equity
Oak Strategic Equity
Turner Mid Cap Growth

Manufacturers Life and ACE Tempest Re GMIB

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GMIB

                                 AMENDMENT NO. 6

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMIB Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A.), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective August 1, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2

This amendment is effective only if fully executed on or before January 31, 2006.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP Product Development
Date: 1/31/06                           Date: 1/31/06


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: President                        Title: VP and Life Actuary
Date: 1/4/06                            Date: 1/4/06

Manufacturers Life and ACE Tempest Re GMIB

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

American Century
Small Company

Capital Research Management Co.
American Blue Chip Income and Growth Trust
American Bond Trust
American Growth-Income Trust
American Growth Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

Credit Suisse
Emerging Markets Portfolio
Global Small Cap Capital

Davis Advisors
Financial Services
Fundamental Value

Declaration/John Hancock Advisors
Active Bond

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Grantham, Mayo, Van Otterloo
Growth & Income Trust
International Stock Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

John Hancock Advisors
Strategic Income

Legg Mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

Mercury Advisors
Large Cap Value Trust

MFC Global Investment Management
500 Index Trust
Emerging Growth
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Total Stock Market Index Trust

MFS
Strategic Value Trust
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
Global Bond Trust
Real Return Bond Trust
Total Return Trust
VIT All Asset Portfolio

Manufacturers Life and ACE Tempest Re GMIB

Pzena Investment Management
Classic Value

Salomon
High Yield Trust
Special Value Trust
Strategic Bond Trust
US Government Securities Trust

Scudder
Blue Chip Portfolio
Bond Portfolio
Capital Growth Portfolio
Conservative Income Strategy Portfolio
Equity 500 Index Portfolio
Fixed Income Portfolio
Global Blue Chip
Global Discovery Portfolio
Government & Agency Securities Portfolio
Growth and Income Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Health Sciences Portfolio
High Income Portfolio
Income & Growth Strategy Portfolio
International Portfolio
International Select Equity
Large Cap Value
Mercury Large Cap Core
Mid Cap Growth Portfolio
Money Market Portfolio
Real Estate Securities Portfolio
Salomon Aggressive Growth Portfolio
Small Cap Growth Portfolio
Strategic Income Portfolio
Technology Growth Portfolio
Templeton Foreign Value
Total Return Portfolio

State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Templeton
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Science Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S. High Yield Bond Trust

Manufacturers Life and ACE Tempest Re GMIB

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GMIB

                                 AMENDMENT NO. 7

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMIB Reinsurance Agreement effective July 1, 2002 between The Manufacturers
Life Insurance Company (U.S.A), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before August 31, 2006.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A)


By: /s/ Hugh McHaffie                   Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: illegible                       Title: VP, Product Development
Date: 8/31/06                           Date: 8/31/2006


ACE TEMPEST LIFE REINSURANCE LTD


By: /s/ Huan Tseng                      Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP and Life Actuary              Title: VP & Life Actuary
Date: June 16,2006                      Date: 6/16/06

Manufacturers Life and ACE Tempest Re GMIB

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

American Century
Small Company

Capital Research Management Co.
American Blue Chip Income and Growth Trust
American Bond Trust
American Growth-Income Trust
American Growth Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

Credit Suisse
Emerging Markets Portfolio
Global Small Cap Capital

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative Trust
Lifestyle Moderate Trust
Lifestyle Balanced Trust
Lifestyle Growth Trust
Lifestyle Aggressive Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Strategic Opportunities Trust

Grantham, Mayo, Van Otterloo
U.S. Core Trust
International Core Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

Legg Mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

Mercury Advisors
Large Cap Value Trust

MFC Global Investment Management
500 Index Trust
Index Allocation Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Total Stock Market Index Trust

MFS
Strategic Value Trust
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
Global Bond Trust
Real Return Bond Trust
Total Return Trust
VIT All Asset Portfolio

Pzena Investment Management
Classic Value

RCM Capital Management
Emerging Small Company Trust

Solomon
Special Value Trust

Manufacturers Life and ACE Tempest Re GMIB

DWS Scudder
DWS Blue Chip VIP
DWS Bond VIP
DWS Capital Growth VIP
DWS Conservative Income Allocation VIP
DWS Equity 500 Index VIP
DWS Core Fixed Income VIP
DWS Global Opportunities VIP
DWS Government & Agency Securities VIP
DWS Growth & Income VIP
DWS Moderate Allocation VIP
DWS Growth Allocation VIP
DWS Health Care VIP
DWS High Income VIP
DWS Conservative Allocation VIP
DWS International VIP
DWS International Select Equity VIP
DWS Large Cap Value VIP
DWS Mercury Large Cap Core VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS RREEF Real Estate Securities VIP
DWS Salomon Aggressive Growth VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Templeton Foreign Value VIP
DWS Balanced VIP

Sovereign Asset Management
Active Bond
Emerging Growth
Strategic Income

State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

DWS Variable Series
DWS Davis Venture Value
DWS Dreman Financial Services
DWS Dreman High Return Equity
DWS Dreman Small Cap Value
DWS Janus Growth and Income
DWS Janus Growth Opportunities
DWS MFS Strategic Value
DWS Oak Strategic Equity
DWS Turner Mid Cap Growth

Templeton
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S. High Yield Bond Trust

Western Assets Management
High Yield Trust
Strategic Bond Trust
US Government Securities Trust

Manufacturers Life and ACE Tempest Re GMIB

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GMIB

                                 AMENDMENT NO. 8

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                      JOHN HANCOCK LIFE INSURANCE (U.S.A.)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GMIB Reinsurance Agreement effective July 1, 2002 between John Hancock Life Insurance Company (U.S.A.), ("Ceding Company") and ACE Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before January 31, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                       Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP & CFO                         Title: VP Product Development
Date: 1/31/2008                         Date: 1/31/08


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ Huan Tseng                      Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: SVP and Chief Pricing Officer    Title: AVP and Life Actuary
Date: 12/19/2007                        Date: 12/19/2007

John Hancock Life and ACE Tempest Re GMIB

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust

American Century
Small Company

Black Rock Investment Management
Large Cap Value Trust

Capital Research Management Co.
American Asset Allocation Trust
American Blue Chip Income and Growth Trust
American Bond Trust
American Global Growth Trust
American Global Small Cap Trust
American Growth-Income Trust
American Growth Trust
American High-Income Bond Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

ClearBridge Advisors
Special Value Trust

Davis Advisors
Financial Services
Fundamental Value

Declaration Management & Research
Active Bond Trust
Bond Index Trust

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative Trust
Lifestyle Moderate Trust
Lifestyle Balanced Trust
Lifestyle Growth Trust
Lifestyle Aggressive Trust

Grantham, Mayo, Van Otterloo
U.S. Core Trust
International Core Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

Legg Mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

MFC Global Investment Management
500 Index Trust
Emerging Growth Trust
Index Allocation Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Strategic Income Trust
Total Stock Market Index Trust
U.S. High Income Trust

MFS
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
All Asset Portfolio
Global Bond Trust
Real Return Bond Trust
Total Return Trust

Pzena Investment Management
Classic Value

RCM Capital Management
Emerging Small Company Trust

DWS Scudder
DWS Conservative Income Allocation VIP
DWS Equity 500 Index VIP
DWS Core Fixed Income VIP
DWS Moderate Allocation VIP
DWS Growth Allocation VIP

John Hancock Life and ACE Tempest Re GMIB

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State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

Templeton
Founding Allocation Trust
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S. High Yield Bond Trust

Western Asset Management
High Yield Trust
Strategic Bond Trust
US Government Securities Trust

John Hancock Life and ACE Tempest Re GMIB

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FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

John Hancock Life and ACE Tempest Re GMIB